RULE 10f-3 REPORT FORM

Record of Securities Purchased

J.P. Morgan Investment Management Inc.

1.	Name of Fund: LVIP JPMorgan High Yield Fund

2.	Name of Issuer: Games Merger Corp. (DAB 11.00%, June 1, 2018 144A) Cusip 36467YAA

3.	Underwriter from whom purchased: Jeffries and Company

4.	Affiliated Underwriter managing or participating in underwriting syndicate:

JPMorgan Securities Inc. (JPMSI)

5.	Aggregate principal amount of purchase for this Fund by the Adviser: $10,000

6.	Aggregate principal amount of purchase by all investment companies advised by the

Adviser: $9,055,000

7.	Aggregate principal amount of offering: $200,000,000

8.	Purchase price (net of fees and expenses): $100

9.	Offering price at close of first day on which any sales were made: $100

10.	Date of Purchase: May 19, 2010

11.	Date offering commenced: May 19, 2010

12.	Commission, spread or profit: 2.75% $

13.	Have the following conditions been satisfied?YesNo

a.	The securities are:

    part of an issue registered under the Securities Act of 1933 which is being offered to the public;

    part of an issue of Government Securities;

    Eligible Municipal Securities;

    Sold in an Eligible Foreign Offering; OR

    Sold in an Eligible Rule 144A Offering?XX

(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

b.	(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible
       Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); ORXX
          (2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.	The underwriting was a firm commitment underwriting?XX

d.	The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period?XX

e.	The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less
       than three years?                                                                                                                     XX

f.	(1) The amount of the securities, other than those sold in an Eligible
    Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

     (2) If the securities purchased were sold in an Eligible Rule 144A
       Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i)	The principal amount of the offering of such class sold by
       underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus

(ii)	The principal amount of the offering of such class in any
       concurrent public offering?XX

g.	(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; ORXX

       (2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

h.	Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to
       the Trust’s Board of Trustees?                                                                                                                     XX

All purch described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trust of Lincoln Variable Insurance Product Trust.

I have submitted the answers and completed this form based on all available information.

Name:  Anna K. Jensen

Title:  Vice President, Rgulatory Reporting Manager

Date:  July 16, 2010

MEMORANDUM
Date:
May 6, 2010
To:
Board of Trustees, Lincoln Variable Insurance Products Trust
From:
Jack Weston, Chief Compliance Officer
Re:
Rule 10f-3 Transactions
Rule 10f of the Investment Company Act of 1940 prohibits a Fund from purchasing securities offered in initial public offerings (“IPOs”) sold by an underwriting syndicate that includes an affiliated underwriter. Rule 10f is intended to prevent underwriters from “dumping” unmarketable securities, or securities being underwritten at excessive prices, on affiliated investment companies.

Through the adoption of Rule 10f-3, the Securities and Exchange Commission permits a Fund to purchase securities that would otherwise be prohibited, provided, among other conditions, that the Fund’s Board: (1) approve procedures reasonably designed to ensure that purchases comply with 10f-3; and (2) determine, at least quarterly, that all purchases made during the preceding quarter complied with these procedures.

For the first quarter, Delaware reported three Rule 10f-3 transactions, and Columbia reported one Rule 10f-3 transaction. Their attached reports state that all purchases were executed in compliance with Rule 10f-3 and the 10f-3 procedures adopted by the Board.

I will be happy to answer any questions at the Board Meeting or in advance.

RULE 10f-3 REPORT FORM Record of Securities Purchased (Sub-Adviser Name)
1. Name of Fund: LVEP Aggressive HY
Fund
2. Name of Issuer:
Linn Energy LLC
3. Underwriter from whom purchased:
RBC
4. Affiliated Underwriter managing or participating in underwriting syndicate:
Macquarie
5. Aggregate principal amount of purchase for this Fund by the Adviser:
$15,000
6. Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $7,500,000
7. Aggregate principal amount of offering:
$1,300,000
8. Purchase price (net of fees and expenses):
$97.552
9. Offering price at close of first day on which any sales were made:
$100.875
10. Date of Purchase:
3/30/2010
11. Date offering commenced:
3/22/2010
12. Commission, spread or profit:
2%
13. Have the following conditions been satisfied?
a. The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public; No part of an issue of Government Securities; No
Eligible Municipal Securities; No
sold in an Eligible Foreign Offering; OR Yes

sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)
b.
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR  Yes

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.
The underwriting was a firm commitment underwriting? No
d.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? Yes
e.
The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years? Yes
f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering? Yes

g.
(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR Yes
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h.
Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust's Board of Trustees?
All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name:
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Title:
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Date:
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4/16/10

RULE 10f-3 REPORT FORM Record of Securities Purchased (Sub-Adviser Name)
1. Name of Fund: LVLP Conservative HY
Fund
2. Name of Issuer:
Linn Energy LLC
3. Underwriter from whom purchased:
RBC
4. Affiliated Underwriter managing or participating in underwriting syndicate:
Macquarie
5. Aggregate principal amount of purchase for this Fund by the Adviser:
$65,000
6. Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $7,500,000
7. Aggregate principal amount of offering:
$1,300,000
8. Purchase price (net of fees and expenses):
$97.552
9. Offering price at close of first day on which any sales were made:
$100.875
10. Date of Purchase:
3/30/2010
11. Date offering commenced:
3/22/2010
12. Commission, spread or profit:
2%
13. Have the following conditions been satisfied?
a. The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public; No part of an issue of Government Securities; No
Eligible Municipal Securities; No
sold in an Eligible Foreign Offering; OR Yes

sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)
b.
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR  Yes

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.
The underwriting was a firm commitment underwriting? No
d.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? Yes
e.
The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years? Yes
f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering? Yes
X

g.
(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR Yes
X
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h.
Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust's Board of Trustees? Yes
X
All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this foini based on all available information.
Name:
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4/16/10

RULE 10f-3 REPORT FORM Record of Securities Purchased (Sub-Adviser Name)
1. Name of Fund: LVIP Moderate HY
Fund
2. Name of Issuer:
Linn Energy LLC
3. Underwriter from whom purchased:
RBC
4. Affiliated Underwriter managing or participating in underwriting syndicate:
Macquarie
5. Aggregate principal amount of purchase for this Fund by the Adviser:
$10,000
6. Aggregate principal amount of purchase by all investment companies advised by the
Adviser: $7,500,000
7. Aggregate principal amount of offering:
$1,300,000
8. Purchase price (net of fees and expenses):
$97.552
9. Offering price at close of first day on which any sales were made:
$100.875
10. Date of Purchase:
3/30/2010
11. Date offering commenced:
3/22/2010
12. Commission, spread or profit:
2%
13. Have the following conditions been satisfied?
a. The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public; No part of an issue of Government Securities; No
Eligible Municipal Securities; No
sold in an Eligible Foreign Offering; OR Yes

sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined tenus used herein.)
b.
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR

(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?  Yes

c.
The underwriting was a firm commitment underwriting? No
d.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? Yes
e.
The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years? Yes
f.
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering? Yes

g.
(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR Yes
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?
h.
Infoimation has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Fami N-SAR and quarterly reports to the Trust's Board of Trustees? Yes
All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this Rhin based on all available infounation.
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APR 15 201E1 18 : 35 FR COLUMBIA MANAGEMENT
2128937199 TO 912125488672
P. 01/05
RULE 10f-3 REPORT FORM Record of Securities Purchased (Sub-Adviser Name)
1. Name of Fund: LVIP Value Opportunities Fund
2. Name of Issuer: Graham Packagin,go., Inc.
3. Underwriter from whom purchased: Citigroup
4. Affiliated Underwriter managing or participating in underwriting syndicate: Merrill Lynch
5. Aggregate principal amount of purchase for this Fund by the Adviser: $79390
6. Aggregate principal amount of purchase by all investment companies advised by the Adviser: $5,000,000,
7. Aggregate principal amount of offering: $166,666,670
8. Purchase price (net of fees and expenses): $10.00
9. Offering price at close of first day on which any sales were made: $10.20:
10. Date of Purchase: 2-10-10
11. Date offering commenced: 2-10-10
12. Commission, spread or profit:
$0.3708/ share
13. Have the following conditions been satisfied?
a. The securities are:
part of an issue registered under the Securities Act of 1933 which is being offered to the public; Yes part of an issue of Government Securities;
Eligible Municipal Securities;
sold in an Eligible Foreign Offering; OR
sold in an Eligible Rule 144A Offering?
(See Rule 10f-3 Procedures for definitions of defined terms used herein.)

APR 15 2010 18:35 FR COLUMBIA MANAGEMENT
2128937199 TO 912125488672
P.02/05
(1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR  Yes

(2) if the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?

c.
The underwriting was a firm commitment underwriting? Yes
d.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period? Yes
e.
The issuer of the securities, except for Eligible Municipal Securities, and its predecessors has been in continuous operation for not less than three years? Yes
(1) The amount of the securities, other than those sold in an Eligible Rule 144A Offering (see below), purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the principal amount of the offering; OR  Yes

(2) If the securities purchased were sold in an Eligible Rule 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser and any purchases by another account with respect to which the Adviser has investment discretion if the Adviser exercised such discretion with respect to the purchase, did not exceed 25% of the total of:

(i) The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1), plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g.
(1) No affiliated underwriter of the Purchasing Fund was a direct or indirect participant in or beneficiary of the sale; OR Yes
(2) With respect to the purchase of Eligible Municipal Securities, such purchase was not designated as a group sale or otherwise allocated to the account of an affiliated underwriter?

APR 15 2010 18:35 FR COLUMBIA MANAGEMENT
2128937199 TO 912125488672
P.03/05
h.
Information has or will be timely supplied to an appropriate officer of the Trust for inclusion on SEC Form N-SAR and quarterly reports to the Trust's Board of Trustees? Yes
All purchases described in this report were executed in compliance with Rule 10f-3 and the Rule 10f-3 procedures adopted by the Board of Trustees of Lincoln Variable Insurance Product Trust.
I have submitted these answers and completed this form based on all available information.
Name:
[Missing Graphic Reference]

Title: Managing Director and Portfolio Manager
Date:
4/15/10
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